UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         ___________________

                              FORM 8-K

                           CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  February 14, 2006

                      United Mortgage Trust
      (Exact Name of Registrant as Specified in its Charter)

                             Maryland
           (State or Other Jurisdiction of Incorporation)

      333-128149			   75-6493585
(Commission File Number)	(I.R.S. Employer Identification Number)

                  5740 Prospect Avenue, Suite 1000
                         Dallas, TX 75206
        (Address of Principal Executive Office) (Zip Code)

                         (214) 237-9305
        (Registrant's Telephone Number, Including Area Code)

                                 N/A

    (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


ITEM 8.01 Subsequent Event

On February 14, 2006, United Mortgage Trust sent a letter to its shareholders and to certain broker-dealers reporting on the progress of its merger with UMT Holdings, L.P.

Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

The information in this report shall not deemed to be 'filed' for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibit is included with this Report:

99.1. United Mortgage Trust Shareholder Letter dated February 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					    UNITED MORTGAGE TRUST
February 14, 2006                        /S/Christine A. Griffin
                                          Christine A. Griffin
                                          President


Exhibit 99.1

February 14, 2006


Dear Shareholder:

Since last September - when United Mortgage Trust and UMT Holdings, L.P. announced plans to merge - we have been diligently working to ensure that the merger will result in genuine benefits for you. As we continue to move forward, we wanted to give you an update of where we stand today.

We're pleased to report that the merger process is moving forward. Presently, we are making the required filings with federal and state regulatory agencies.

A major milestone to completing the merger involves filings with the Securities and Exchange Commission (the 'SEC'). These filings include a registration statement on Form S-4 filed with the SEC by UMT Holdings about the proposed merger. This registration statement includes a proxy statement/prospectus that contains information about an upcoming special meeting of United Mortgage Trust shareholders, at which you will be asked to vote to approve the proposed merger and the merger agreement.

As is typical in transactions of this type, the SEC is reviewing UMT Holdings' registration statement and the proxy statement/prospectus. The time required to complete the merger process depends to a great extent on the SEC's review of the registration statement and proxy statement/prospectus.
It is difficult to predict at this stage how long that review process will take. Once the process is completed, UMT Holdings and United Mortgage Trust will be able to finalize the proxy statement/prospectus. The final proxy statement/prospectus will be printed and mailed to United Mortgage Trust shareholders in advance of the special meeting to vote on the merger and related amendments to the Declaration of Trust. We will set the date for the meeting at the end of the SEC review process.

Please keep in mind that the Shareholder Repurchase Plan (SRP) will remain suspended until the date that the merger is completed. If the merger is not approved, our Trustees will determine when the SRP would recommence. We apologize for any inconvenience to you as a result of the suspension of the SRP.

We're looking forward to completing the merger process. In the meantime, you will continue to receive your monthly dividends and periodic reports. If you have questions or comments, we definitely want to hear them. Feel free to contact me at (800) 955-7917 x 120.

Thank you for your continued support.

Sincerely,


Christine 'Cricket' Griffin
President

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On October 12, 2005 UMT Holdings filed with the Commission a registration statement on Form S-4 concerning the proposed Merger that includes a proxy statement/prospectus. United Mortgage Trust will send the proxy statement to its shareholders to seek their approval of the proposed Merger.

WE URGE INVESTORS AND SECURITY HOLDERS OF UNITED MORTGAGE TRUST TO READ THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE AND ANY OTHER DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING BUSINESS AND FINANCIAL INFORMATION ABOUT UNITED MORTGAGE TRUST AND UMT HOLDINGS.
The proxy statement/prospectus and other documents filed with the Commission may be obtained free of charge at the website maintained by the Securities and Exchange Commission at www.sec.gov. The proxy statement/prospectus and other documents filed with the Commission may also be obtained free of charge by requesting them in writing or by telephone from UMT Holdings, Investor Services, Lauren Myers, 1702 N. Collins Boulevard, Suite 100, Richardson, Texas 75080, (972) 370-9039, or, with respect to the proxy statement, from United Mortgage Trust, Investor Relations, 5740 Prospect Avenue, Suite 1000, Dallas, Texas 75206, (214) 237-9305. If you have any questions about the Merger, please contact United Mortgage Trust's Information Agent, Morrow & Co., Inc., 39 South LaSalle Street, Suite 909, Chicago, Illinois 60603,
(312) 236-8600.

United Mortgage Trust and its executive officers and directors may be deemed to be participants under the rules of the Commission in the solicitation of proxies from shareholders of United Mortgage Trust. A list of the names of those directors and executive officers and descriptions of their interests in United Mortgage Trust is contained in the proxy statement/prospectus filed by United Mortgage Trust with the Commission. Shareholders may obtain additional information about the interest of the directors and executive officers in the proposed transaction by reading the proxy statement/prospectus.
Cautionary Statement Regarding Forward-Looking Statements:

This letter includes certain statements that are not statements of historical fact and that may constitute 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon the beliefs of management of United Mortgage Trust and assumptions made by and information currently available to United Mortgage Trust. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact, including statements regarding the ability of United Mortgage Trust to consummate the proposed merger and the expected benefits of the proposed merger. When used in this document, the words 'expects,' 'anticipates,' 'estimates,' 'plans,' 'intends,' 'projects,' 'predicts,' 'believes,' 'may' or 'should,' and similar expressions, are intend ed to identify forward-looking statements.

Forward-looking statements reflect the current view of United Mortgage Trust's management with respect to future events. Many factors could cause the actual results, performance or achievements of United Mortgage Trust or the combined company to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements, including, but not limited to, whether the proposed transaction will prove to be successful. Such factors include risks and uncertainties specific to the proposed merger, including not limited to adverse effects on United Mortgage Trust's operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, delay in obtaining effectiveness of the registration statement, transaction costs, unknown liabilities, general economic and business conditions and other economic, business, competitive and/or regulatory factors affecting the proposed merger.

Investors are cautioned that all forward-looking statements involve those risks and uncertainties detailed in United Mortgage Trust's filings with the Securities and Exchange Commission, including United Mortgage Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 . Forward-looking statements speak only as of the date they are made and United Mortgage Trust does not undertake any duty or obligation to update any forward-looking statements in light of new information or future events.


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